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                                                                     EXHIBIT 4.4


                          THIRD SUPPLEMENTAL INDENTURE

        THIRD SUPPLEMENTAL INDENTURE, dated as of __________, 1998 (this "Third Supplemental Indenture"), among AMB PROPERTY, L.P., a Delaware limited partnership (the "Operating Partnership"), AMB PROPERTY CORPORATION (the "Parent Guarantor"), each of the Operating Partnership's Subsidiaries that either now or in the future are parties hereto as guarantors (the "Subsidiary Guarantors" and together with the Parent Guarantor, the "Guarantors") and State Street Bank and Trust Company of California, N.A., as Trustee hereunder (the "Trustee").

                              W I T N E S S E T H:

        WHEREAS, the Operating Partnership, the Guarantors and the Trustee executed and delivered an Indenture, dated as of ___________, 1998 (as supplemented hereby, the "Indenture"), to provide for the issuance by the Operating Partnership of notes evidencing its unsecured indebtedness;

        WHEREAS, pursuant to Board Resolution, the Operating Partnership has authorized the issuance of $________ of its ______% Reset Put Securities ("REPS"
SM) due________, 2015-Putable/Callable 2005;

        WHEREAS, the Operating Partnership desires to establish the terms of the REPS in accordance with Section 301 of the Indenture and to establish the form of the REPS in accordance with Section 201 of the Indenture.

                                    ARTICLE 1

                                      TERMS

        SECTION 101. TERMS OF REPS. The following terms relating to the REPS are hereby established:

        (1) The REPS shall constitute a series of Notes having the title "______% Reset Put Securities due ________, 2015-Putable/Callable 2005."

        (2) The aggregate principal amount of the REPS that may be authenticated and delivered under the Indenture (except for REPS authenticated and delivered upon registration of transfer of, or exchange for, or in lieu of, other REPS pursuant to Sections 304, 305, 306, 906, or 1107 of the Indenture) shall be up to $__________.

        (3) The entire outstanding principal of the REPS shall be payable on _________, 2015 (the "Stated Maturity Date"). On the Coupon Reset Date (as defined below), the Holders will be entitled to receive 100% of the principal amount from either (i) the Callholder (as defined below), if the Callholder purchases the REPS pursuant to the Call Option (as defined below), or (ii) the Operating Partnership, by exercise of the Mandatory Put (as defined below) by the Trustee for and on behalf of the Holders thereof, if the Callholder does not purchase the REPS pursuant to the Call Option.



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        (4) Subject to adjustment upon the exercise of the Call Option, the rate at which the REPS shall bear interest shall be ___% per annum; the date from which interest shall accrue shall be ________, 1998 and shall accrue until __________, 2005 (the "Coupon Reset Date"); the Interest Payment Dates for the REPS on which interest will be payable shall be _______ and ______ in each year, beginning _____, 1998; the Regular Record Dates for the interest payable on the REPS on any Interest Payment Date shall be the 15th calendar day preceding the applicable Interest Payment Date. Beginning on the Coupon Reset Date (x) if all of the REPS are purchased on such date by the Callholder pursuant to its Call Option, the REPS shall bear interest from and including the Coupon Reset Date to but excluding ______, 2015 (the "Final Maturity Date") at the Coupon Reset Rate determined in accordance with the Coupon Reset Process described below, or (y) the REPS shall be purchased by the Operating Partnership pursuant to the exercise of the Mandatory Put by the Trustee on behalf of the holders of the REPS. If the Callholder (as defined below) elects to purchase the REPS pursuant to the Call Option (as defined below), the Calculation Agent (as defined below) will reset the interest rate for the REPS effective on the Coupon Reset Date, pursuant to the Coupon Reset Process described below. In such circumstances, (i) the REPS will be purchased by the Callholder at 100% of the principal amount hereof on the Coupon Reset Date, on the terms and subject to the conditions described herein (interest accrued to but excluding the Coupon Reset Date will be paid by the Operating Partnership on such date to the Holder hereof on the most recent Regular Record Date), and (ii) from and including the Coupon Reset Date, the REPS will bear interest at the rate determined by the Calculation
Agent in accordance with the procedures set forth below.

        (5) The Place of Payment where the principal of and interest on the REPS shall be payable and REPS may be surrendered for the registration of transfer or exchange shall be the office of the Trustee's affiliate, State Street Bank and Trust Company, at 61 Broadway, 15th Floor, New York, New York 10006. The place where notices or demands to or upon the Operating Partnership in respect of the REPS and the Indenture may be served shall be the Corporate Trust Office of the Trustee at 633 West Fifth Street, 12th Floor, Los Angles, California 90071.

        (6) Subject to the Call Option and the Mandatory Put described below, the REPS are not redeemable prior to maturity.

        The Callholder, by giving notice to the Trustee (the "Call Notice"), has the right to purchase the aggregate principal amount of REPS outstanding, in whole but not in part (the "Call Option"), on the Coupon Reset Date, at a price equal to 100% of the principal amount thereof (the "Call Price") (interest accrued to but excluding the Coupon Reset Date will be paid by the Operating Partnership on such date to the Holders thereof on the most recent Regular Record Date). The Call Notice shall be given to the Trustee, in writing, prior to 4:00 p.m., New York time, no later than 15 calendar days prior to the Coupon Reset Date. The Call Notice must contain the requisite delivery details, including the identity of the Callholder's DTC account. The Call Notice may be revoked by the Callholder at any time prior to 2:00 p.m., New York time, on the Business Day prior to the Coupon Reset Date.

        For the purposes hereof, the "Callholder" means the Operating Partnership. The Callholder may at any time assign its rights and obligations under its Call Option; provided, however, that (i) such rights and obligations are assigned in whole and not in part and (ii) it



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provides the Trustee and the Operating Partnership with notice of such assignment contemporaneously with such assignment.

        Morgan Stanley & Co. International Limited, a corporation organized under the laws of England ("Morgan Stanley"), has made a payment to the Operating Partnership on the date hereof, which amount represents a reasonable payment for Morgan Stanley's acquiring the Call Option from the Operating Partnership. To this end, the Operating Partnership hereby assigns all its right, title and interest in, to and under the Call Option to Morgan Stanley and Morgan Stanley hereby assumes all the obligations and liabilities of the Operating Partnership under the Call Option.

        Upon receipt of notice of assignment, the Trustee will treat the assignee as Callholder for all purposes hereunder. The Callholder may assign its rights under the Call Option without notice to, or consent of, the holders of the REPS (including, if applicable, the Holder hereof).

        If the Callholder exercises the Call Option, unless terminated in accordance with its terms, (i) not later than 2:00 p.m., New York Time, on the Business Day prior to the Coupon Reset Date, the Callholder will deliver the Call Price in immediately available funds to the Trustee for payment thereof to the Holders of the REPS on the Coupon Reset Date and (ii) the Holders will be required to deliver and will be deemed to have delivered the REPS to the Callholder against payment therefor on the Coupon Reset Date through the facilities of DTC. The Callholder is not required to exercise the Call Option, and no holder of the REPS or any interest therein shall have any right or claim against the Callholder as a result of the Callholder's decision whether or not to exercise the Call Option or performance or non-performance of its obligations with respect thereto.

        If the Calculation Agent determines that (i) at any time prior to the sale of the REPS on the Bid Date, an Event of Default has occurred and is continuing under Sections 501(1), (2), (3), (4) or (5) of the Indenture (in such event termination is at the Callholder's option), (ii) at any time prior to the sale of the REPS on the Bid Date, an Event of Default has occurred and is continuing under Sections 501(6) or (7) of the Indenture , (iii) a Market Disruption Event (as defined below) has occurred and is continuing following the exercise of the Call Option, (iv) the Callholder fails to deliver the Call Notice to the Trustee prior to 4:00 p.m., New York time, on the fifteenth calendar day prior to the Coupon Reset Date or revokes the Call Notice, (v) the Callholder fails to pay the Call Price by 2:00 p.m., New York time, on the Business Day prior to the Coupon Reset Date, (vi) a defeasance or a convent defeasance pursuant to Article 12 of the Indenture shall have occurred, or (vii) two or more of the Dealers have failed to provide Bids in a timely manner substantially as provided herein, such Call Option shall automatically be revoked, provided that with respect to clause (i) above, the Callholder can elect to waive any such Event of Default and prevent the Call Option from terminating. For purposes of the foregoing, "Market Disruption Event" shall mean any of the following if such events occur and are continuing on any day from and including the date of the Call Notice to and including the Bid Date if in the judgment of the Calculation Agent: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the establishment of minimum prices on such exchange; (ii) a general moratorium on commercial banking activities declared by either federal or New York State authorities, (iii) any material adverse change in the existing financial, political or economic conditions in the United States of America; (vi) an outbreak or escalation of major



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hostilities involving the United States of America or the declaration of a national emergency or war by the United States of America; or (v) any material disruption of the U.S. government securities market, U.S. corporate bond market or U.S. federal wire system; provided, in each case that in the judgment of the Calculation Agent the effect of the foregoing makes it impractical to conduct the Coupon Reset Process.

        If the Call Option is not exercised or if the Call Option otherwise terminates, the Trustee will be obligated to exercise the right of the holders of the REPS to require the Operating Partnership to purchase the aggregate principal amount of REPS, in whole but not in part, (the "Mandatory Put") on the Coupon Reset Date at a price equal to 100% of the principal amount thereof (the "Put Price"), plus accrued but unpaid interest to but excluding the Coupon Reset Date, in each case, to be paid by the Operating Partnership to the Holders of the REPS as of the immediately preceding Regular Record Date in immediately available funds on the Coupon Reset Date. In such event, the Operating Partnership shall deliver the Put Price in immediately available funds to the Trustee by no later than 10:00 a.m., New York time, on the Coupon Reset Date and the holders of the REPS will be required to deliver and will be deemed to have delivered the REPS to the Operating Partnership against payment therefor on the Coupon Reset Date through the facilities of DTC. By its purchase of the REPS, each Holder shall be deemed to have irrevocably agreed that the Trustee shall exercise the Mandatory Put relating to the REPS for or on behalf of the holders of the REPS as provided herein and in the REPS. By purchasing REPS, each Holder of any REPS or any interest therein will be deemed to waived the right to consent or object to the exercise of the Trustee's duties under the Mandatory Put.

        In anticipation of the exercise of the Call Option or the Mandatory Put on the Coupon Reset Date, the Trustee will notify the Holders of the REPS, not less than 30 days nor more than 60 days prior to the Coupon Reset Date, that all REPS will be delivered on the Coupon Reset Date through the facilities of DTC against payment of the Call Price by the Callholder under the Call Option or payment of the Put Price by the Operating Partnership under the Mandatory Put. The Trustee shall notify the Holders once it is determined whether the Call Price or the Put Price will be delivered in accordance with the provisions hereof.

        Pursuant to and subject to the terms of a calculation agency agreement, dated as of ________, 1998, between the Operating Partnership and Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. Incorporated (or its successors or assigns) will be the Calculation Agent. If the Callholder timely exercises the Call Option and the Call Option does not otherwise terminate in accordance with the terms of this Third Supplemental Indenture, then the Operating Partnership and the Calculation Agent shall complete the following steps (the "Coupon Reset Process") in order to determine the interest rate ("Coupon Reset Rate") to be paid on the REPS from and including the Coupon Reset Date to but excluding the Final Maturity Date:

        (i) no later than five Business Days prior to the Coupon Reset Date, the Operating Partnership shall provide the Calculation Agent with (a) a list (a "Dealer List"), containing the names and addresses of three dealers (one of which shall be Morgan Stanley & Co. Incorporated) from whom the Operating Partnership desires the Calculation Agent to obtain the Bids for the purchase of the REPS and (b) such other material as may reasonably be requested by the Calculation Agent to facilitate a successful Coupon Reset Process.



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        (ii) Within one Business Day following receipt by the Calculation Agent of the Dealer List, the Calculation Agent shall provide to each dealer ("Dealer") on the Dealer List (a) a copy of the Prospectus relating to the REPS,
(b) a copy of the form of the REPS and (c) a written request that each such Dealer submit a Bid to the Calculation Agent by 12:00 noon, New York time, on the third Business Day prior to the Coupon Reset Date (the "Bid Date"). The time on the Bid Date upon which Bids will be requested may be changed by the Calculation Agent to as late as 3:00 p.m., New York Time. As used herein and in the REPS, "Bid" shall mean an irrevocable written offer given by a Dealer for the purchase of all of the REPS, settling on the Coupon Reset Date, and shall be quoted by such Dealer as a stated yield to maturity on the REPS ("Yield to Maturity"). Each Dealer shall be provided with (a) the name of the Operating Partnership, (b) an estimate of the Purchase Price (which shall be stated as a U.S. dollar amount and be calculated by the Calculation Agent in accordance with clause (iii) below), (c) the principal amount and maturity of the REPS and (d) the method by which interest will be calculated on the REPS.

        (iii) The purchase price to be paid by any Dealer for the REPS (the "Purchase Price") shall be equal to (a) the principal amount of the REPS plus
(b) a premium (the "Notes Premium") which shall be equal to the excess on the Coupon Reset Date, if any, of (x) the discounted present value to the Coupon Reset Date of a bond with a maturity of ___________, 2015 which has an interest rate equal to ________%, semi-annual interest payments on each ________ and ________, commencing ________, 2005, and a principal amount equal to the principal amount of the REPS, and assuming a discount rate equal to the Call Option Treasury Rate over (y) such principal amount of REPS. For the purposes hereof, "Call Option Treasury Rate" means the per annum rate equal to the offer side yield to maturity of the current on-the-run 10-year United States Treasury Security per Telerate page 500 (or any successor or substitute page as may replace such page on such service) at 11:00 a.m., New York time, on the Bid Date (or such other date or time that may be agreed upon by the Operating Partnership and the Calculation Agent) or, if such rate does not appear on Telerate page 500 (or any successor or substitute page as may replace such page on such service) at such time, the rates on GovPX End-of-Day Pricing at 3:00 p.m., New York time, on the Bid Date (or such other date that may be agreed upon by the Operating Partnership and the Calculation Agent).

        (iv) The Calculation Agent shall provide written notice to the Operating Partnership by 12:30 p.m., New York time (or within 30 minutes of such later time at which the last Bid is received by the Calculation Agent, but in no event later than 3:30 p.m.) on the Bid Date, setting forth, (a) the names of each of the Dealers from whom the Calculation Agent received Bids on the Bid Date, (b) the Bid submitted by each such Dealer and (c) the Purchase Price as determined pursuant to clause (iii) hereof. Unless the Call Option has terminated in accordance with the terms of the Indenture, the Calculation Agent shall thereafter select from the Bids received the Bid with the lowest Yield to Maturity (the "Selected Bid") and set the Coupon Reset Rate equal to the interest rate which would amortize the Notes Premium fully over the term of the REPS at the Yield to Maturity indicated by the Selected Bid, provided, however, that if the Calculation Agent has not received a timely Bid from a Dealer, the Selected Bid shall be the lowest of all Bids received by such time and provided, further that if any two or more of the lowest Bids submitted are equivalent, the Operating Partnership shall in its sole discretion select any of such equivalent Bids (and such selected Bid shall be the Selected Bid). In all cases, Morgan Stanley & Co. Incorporated, in its capacity as a Dealer has the right to match the Bid with the lowest



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Yield to Maturity, whereby Morgan Stanley & Co. Incorporated's Bid becomes the
Selected Bid. The Calculation Agent shall notify the Dealer that submitted the Selected Bid by 4:00 p.m., New York time, on the Bid Date.

        (v) Immediately after calculating the Coupon Reset Rate for the REPS, the Calculation Agent shall provide written notice to the Operating Partnership and the Trustee, setting forth the Coupon Reset Rate. At the request of holders of the REPS as of the immediately preceding Record Date, the Calculation Agent will provide such holders the Coupon Reset Rate. Thereafter, the Coupon Reset Rate shall be the new interest Rate on the REPS, effective from and including the Coupon Reset Date and shall be established by the delivery of an Officer's Certificate to the Trustee.

        (vi) The Callholder will sell the REPS to the Dealer that made the Selected Bid at the Purchase Price, such sale to be settled on the Coupon Reset Date in immediately available funds.

        (7) The Trustee shall also be the Security Registrar and Paying Agent for the REPS.

        (8) The Holders of the REPS shall have no special rights in addition to those provided in the Indenture upon the occurrence of any particular events.

        (9) The REPS shall have no additional Events of Default in addition to the Events of Default set forth in Article Five of the Indenture.

        (10) Interest on any REPS shall be payable only to the Person in whose name any such REPS are registered at the close of business on the Regular Record Date for such interest.

        (11) The REPS shall not be subordinated to any other debt of the Operating Partnership, and shall constitute senior unsecured obligations of the Operating Partnership.

        SECTION 102. FORM OF REPS. The form of the REPS is attached hereto as Exhibit A.

                                   ARTICLE II

                                  MISCELLANEOUS

        SECTION 201. DEFINITIONS. Capitalized terms used but not defined in this Third Supplemental Indenture shall have the meanings ascribed thereto in the Indenture.

        SECTION 202. CONFIRMATION OF INDENTURE. The Indenture, as heretofore supplemented and amended by this Third Supplemental Indenture, is in all respects ratified and confirmed, and the Indenture, this Third Supplemental Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

        SECTION 203. CONCERNING THE TRUSTEE. The Trustee assumes no duties, responsibilities or liabilities by reason of this Third Supplemental Indenture other than as set forth in the Indenture and, in carrying out its responsibilities hereunder, shall have all of the rights, protections and immunities which it possesses under the Indenture.



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        SECTION 204. GOVERNING LAW. This Third Supplemental Indenture, the
Indenture and the Notes shall be governed by and construed in accordance with the law of the State of New York.

        SECTION 205. SEPARABILITY. In case any provision in this Third Supplemental Indenture shall for any reason be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        SECTION 206. COUNTERPARTS. This Third Supplemental Indenture may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.










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        IN WITNESS WHEREOF, the parties hereto have caused this First
Supplemental Indenture to be duly executed, and the corporate seal of the General Partner to be hereunto affixed and attested, as of the day and year first above written.


                                        AMB PROPERTY, L.P.

                                        By: AMB PROPERTY CORPORATION,
                                            as General Partner

                                        By:
                                            -------------------------



                                        AMB PROPERTY CORPORATION.

                                        By:
                                            -------------------------



                                        AMB PROPERTY II, L.P.

                                        By: AMB PROPERTY CORPORATION,
                                            as General Partner

                                        By:

                                            -------------------------



                                        LONG GATE LLC.

                                        By: AMB PROPERTY CORPORATION,
                                            as Manager

                                        By:
                                            -------------------------





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                                        STATE STREET BANK AND TRUST
                                        COMPANY OF CALIFORNIA, N.A., as Trustee

                                        By:
                                            -------------------------













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                                    EXHIBIT A

                                  Form of REPS

[LEGEND FOR INCLUSION IN GLOBAL NOTES-- THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

[LEGEND FOR INCLUSION IN GLOBAL NOTES -- UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE OPERATING PARTNERSHIP (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

No.:

CUSIP No.:                                        Principal Amount: $___________

                               AMB PROPERTY, L.P.

        ______% Reset Put Securities (REPS (SM)) Due________,
2015-Putable/Callable 2005

        AMB Property, L.P., a Delaware limited partnership (hereinafter called the "Operating Partnership", which term includes any successor under the Indenture referred to below), for value received, hereby promises to pay to __________, or registered assigns, [the principal sum of ____________ DOLLARS ($_____________)][the principal amount then shown on Schedule A hereto] on __________ 2015, and to pay interest thereon from _________ or from the most recent date to which interest has been paid or duly provided for, semiannually on __________ and __________ of each year (each, an "Interest Payment Date"), commencing ___________ to but excluding __________, 2005 (the "Coupon Reset Date"), at the rate of ______% per annum, until the principal hereof is paid or duly made available for payment, whereupon (x) if all of the REPS are purchased on such date by the Callholder pursuant to its Call Option, the REPS shall bear interest from and including the Coupon Reset Date to but excluding ______, 2015 (the "Final Maturity Date") at the Coupon Reset Rate determined in accordance with the Coupon Reset Process described below, or (y) the REPS shall be purchased by the Operating Partnership pursuant to the exercise of the Mandatory Put by the Trustee on behalf of the holders of the REPS. If the Callholder (as defined below) elects to purchase the REPS pursuant to the Call Option (as defined below), the Calculation Agent (as defined below) will reset the interest rate for the REPS effective on the Coupon Reset Date, pursuant to the Coupon Reset Process described below. In such circumstances, (i) the REPS will be purchased by the Callholder at 100% of the principal amount hereof on the Coupon Reset Date, on the terms and subject to the conditions described herein (interest accrued to but excluding the Coupon Reset Date will be paid by the Operating Partnership on such date to the Holder hereof on the most recent Regular Record Date), and (ii) from and including the Coupon Reset Date, the REPS will bear interest at the rate determined by the Calculation Agent in accordance with the procedures set forth below. Interest on this security shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this security (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the ________ or ________ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the registered Holder hereof on the relevant Regular Record Date by virtue of having been such Holder, and may be paid to the Person in whose name this security (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Security not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the REPS may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture. On the Coupon Reset Date, the Holder hereof will be entitled to receive 100% of the principal amount hereof from either (i) the Callholder, if the Callholder purchases the REPS pursuant to the Call Option, or (ii) the Operating Partnership, by exercise of the Mandatory Put (as defined below) by the Trustee for and on behalf of the Holder hereof, if the Callholder does not purchase the REPS pursuant to the Call Option.

        Payment of the principal of and the interest on this security will be made at the office or agency of the Operating Partnership maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Operating Partnership, interest may be paid by check mailed to the address of the Person entitled thereto as such address shall appear in the Note Register or by wire transfer to an account maintained by the payee located in the United States of America.

        This security is one of a duly authorized issue of Notes of the Operating Partnership (herein called the "REPS") issued and to be issued in multiple series under an Indenture dated as of _______,1998 (herein called, together with all indentures supplemental thereto, the "Indenture") among, the Operating Partnership, AMB Property Corporation, each of the Operating Partnership's Subsidiaries that either now or in the future is a party thereto as



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guarantors and State Street Bank and Trust Company of California, N.A., as
trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Operating Partnership, the Trustee and the Holders of the REPS, and the terms upon which the REPS are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $___________. Subject to the Call Option and the Mandatory Put described below, the REPS are not redeemable prior to maturity.

        For the purposes hereof, the "Callholder" means the Operating Partnership. The Callholder may at any time assign its rights and obligations under its Call Option; provided, however, that (i) such rights and obligations are assigned in whole and not in part and (ii) it provides the Trustee and the Operating Partnership with notice of such assignment contemporaneously with such assignment.

        Morgan Stanley & Co. International Limited, a corporation organized under the laws of England ("Morgan Stanley"), has made a payment to the Operating Partnership on the date hereof, which amount represents a reasonable payment for Morgan Stanley's acquiring the Call Option from the Operating Partnership. To this end, the Operating Partnership hereby assigns all its right, title and interest in, to and under the Call Option to Morgan Stanley and Morgan Stanley hereby assumes all the obligations and liabilities of the Operating Partnership under the Call Option.

        The Callholder, by giving notice to the Trustee (the "Call Notice"), has the right to purchase the aggregate principal amount of this security, in whole but not in part (the "Call Option"), on the Coupon Reset Date, at a price equal to 100% of the principal amount hereof (the "Call Price") (interest accrued to but excluding the Coupon Reset Date will be paid by the Operating Partnership on such date to the Holder hereof on the most recent Regular Record Date). The Call Notice shall be given to the Trustee, in writing, prior to 4:00 p.m., New York time, no later than fifteen calendar days prior to the Coupon Reset Date. The Call Notice must contain the requisite delivery details, including the identity of the Callholder's DTC account. The Call Notice may be revoked by the Callholder at any time prior to 2:00 p.m., New York time, on the Business Day prior to the Coupon Reset Date.

        If the Callholder exercises the Call Option, unless terminated in accordance with its terms, (i) not later than 2:00 p.m., New York Time, on the Business Day prior to the Coupon Reset Date, the Callholder will deliver the Call Price in immediately available funds to the Trustee for payment thereof to the holders of the REPS (including, if applicable, the Holder hereof) on the Coupon Reset Date and (ii) the Holder hereof will be required to deliver and will be deemed to have delivered this security to the Callholder against payment therefor on the Coupon Reset Date through the facilities of DTC. The Callholder is not required to exercise the Call Option, and no holder of the REPS or any interest therein shall have any right or claim against the Callholder as a result of the Callholder's decision whether or not to exercise the Call Option or performance or non-performance of its obligations with respect thereto.

        The Callholder may at any time assign its rights and obligations under its Call Option; provided, however, that (i) such rights and obligations are assigned in whole and not in part and

(ii) it provides the Trustee and the Operating Partnership with notice of such assignment contemporaneously with such assignment.

        Upon receipt of notice of assignment, the Trustee will treat the assignee as Callholder for all purposes hereunder. The Callholder may assign its rights under the Call Option without notice to, or consent of, the holders of the REPS (including, if applicable, the Holder hereof).

        The Indenture sets forth certain circumstances in which the Call Option will automatically be terminated.

        If the Call Option is not exercised or if the Call Option otherwise terminates, the Trustee will exercise the right of the holders of the REPS (including, if applicable, the Holder hereof) to require the to purchase the aggregate principal amount of REPS, in whole but not in part (the "Mandatory Put"), on the Coupon Reset Date at a price equal to 100% of the principal amount thereof (the "Put Price"), plus accrued but unpaid interest to but excluding the Coupon Reset Date, in each case, to be paid by the to the Holders of the REPS (including the Holder hereof) in immediately available funds on the Coupon Reset Date. If the Trustee exercises the Mandatory Put then the Operating Partnership will deliver the Put Price in immediately available funds to the Trustee by no later than 10:00 a.m., New York time, on the Coupon Reset Date and the holders of the REPS will be required to deliver and will be deemed to have delivered the REPS to the Operating Partnership against payment therefor on the Coupon Reset Date through the facilities of DTC. By its purchase of the REPS, each Holder irrevocably agrees that the Trustee shall exercise the Mandatory Put relating to such REPS for or on behalf of the holders of the REPS as provided herein. No holder of any REPS or any interest therein has the right to consent or object to the exercise of the Trustee's duties under the Mandatory Put.

        In anticipation of the exercise of the Call Option or the Mandatory Put on the Coupon Reset Date, the Trustee will notify the Holder hereof, not less than 30 days nor more than 60 days prior to the Coupon Reset Date, that all REPS will be delivered on the Coupon Reset Date through the facilities of DTC against payment of the Call Price by the Callholder under the Call Option or payment of the Put Price by the Operating Partnership under the Mandatory Put. The Trustee will notify the Holder hereof once it is determined whether the Call Price or the Put Price will be delivered in accordance with the provisions hereof.

        Pursuant to and subject to the terms of a calculation agency agreement, dated as of ________, 1998, between the Operating Partnership and Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. Incorporated (or its successors or assigns) will be the Calculation Agent. If the Callholder timely exercises its Call Option and the Call Option does not otherwise terminate in accordance with the terms of the Indenture, then the Operating Partnership and the Calculation Agent shall complete the following steps (the "Coupon Reset Process") in order to determine the interest rate ("Coupon Reset Rate") to be paid on the REPS from and including the Coupon Reset Date to but excluding the Final Maturity Date:

        (i) The Operating Partnership shall provide the Calculation Agent with
(a) a list (a "Dealer List"), no later than five Business Days prior to the Coupon Reset Date, containing the names and addresses of three dealers (one of which shall be Morgan Stanley & Co. Incorporated) from whom the Operating Partnership desires the Calculation Agent to obtain the Bids for the purchase of the REPS and (b) such other material as may reasonably be requested by the Calculation Agent to facilitate a successful Coupon Reset Process.

        (ii) Within one Business Day following receipt by the Calculation Agent of the Dealer List, the Calculation Agent shall provide to each dealer ("Dealer") on the Dealer List (a) a copy of the Prospectus relating to the REPS,
(b) a copy of the form of the REPS and (c) a written request that each such Dealer submit a Bid to the Calculation Agent at 12:00 noon, New York time, on the third Business Day prior to the Coupon Reset Date (the "Bid Date"). The time on the Bid Date upon which Bids will be requested may be changed by the Calculation Agent to as late as 3:00 p.m., New York Time. As used herein, "Bid" shall mean an irrevocable written offer given by a Dealer for the purchase of the REPS, settling on the Coupon Reset Date, and shall be quoted by such Dealer as a stated yield to maturity on the REPS ("Yield to Maturity"). Each Dealer shall be provided with (a) the name of the Operating Partnership, (b) an estimate of the Purchase Price (which shall be stated as a U.S. dollar amount and be calculated by the Calculation Agent in accordance with clause (iii) below), (c) the principal amount and maturity of the REPS and (d) the method by which interest will be calculated on the REPS.

        (iii) The purchase price to be paid by any Dealer for the REPS (the "Purchase Price") shall be equal to (a) the principal amount of the REPS plus
(b) a premium (the "Notes Premium") which shall be equal to the excess on the Coupon Reset Date, if any, of (x) the discounted present value to the Coupon Reset Date of a bond with a maturity of ___________, 2015 which has an interest rate equal to ________%, semi-annual interest payments on each ________ and ________, commencing ________, 2005, and a principal amount of $____________, and assuming a discount rate equal to the Treasury Rate over (y) $_________. For the purposes hereof, "Treasury Rate" means the per annum rate equal to the offer side yield to maturity of the current on-the-run ten-year United States Treasury Security per Telerate page 500 (or any successor or substitute page as may replace such page on such service) at 11:00 a.m., New York time, on the Bid Date (or such other date or time that may be agreed upon by the Operating Partnership and the Calculation Agent) or, if such rate does not appear on Telerate page 500 (or any successor or substitute page as may replace such page on such service) at such time, the rates on GovPx End-of-Day Pricing at 3:00 p.m., New York time, on the Bid Date (or such other date that may be agreed upon by the Operating Partnership and the Calculation Agent).

        (iv) The Calculation Agent shall provide written notice to the Operating Partnership by 12:30 p.m., New York time (or within 30 minutes of such later time at which the last Bid is received by the Calculation Agent, but in no event later than 3:30 p.m.) on the Bid Date, setting forth, (a) the names of each of the Dealers from whom the Calculation Agent received Bids on the Bid Date, (b) the Bid submitted by each such Dealer and (c) the Purchase Price as determined pursuant to clause (iii) hereof. Unless the Call Option has terminated in accordance with the terms of the Indenture, the Calculation Agent shall thereafter select from the Bids received the Bid with the lowest Yield to Maturity (the "Selected Bid") and set the Coupon Reset Rate equal to the interest rate which would amortize the Notes Premium fully over the term of the REPS at the Yield to Maturity indicated by the Selected Bid, provided, however, that if the Calculation Agent has not received a timely Bid from a Dealer, the Selected Bid shall be the lowest of all Bids received by such time and provided, further that if any two or more of the lowest Bids submitted are equivalent, the Operating Partnership shall in its sole discretion select any of such equivalent Bids (and such selected Bid shall be the Selected Bid). In all cases, Morgan Stanley

& Co. Incorporated, in its capacity as a Dealer has the right to match the Bid with the lowest Yield to Maturity, whereby Morgan Stanley & Co. Incorporated's Bid becomes the Selected Bid. The Calculation Agent shall notify the Dealer that submitted the Selected Bid by 4:00 p.m., New York time, on the Bid Date.

        If an Event of Default with respect to the REPS shall occur and be continuing, the principal of the REPS may be declared due and payable in the manner and with the effect provided in the Indenture.

        The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Operating Partnership and the rights of the Holders of the REPS of each series issued under the Indenture at any time by the Operating Partnership and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the REPS at the time Outstanding of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the REPS of any series at the time Outstanding, on behalf of the Holders of all REPS of such series, to waive compliance by the Operating Partnership with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this security shall be conclusive and binding upon such Holder and upon all future Holders of this security and of any REPS issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this security.

        No reference herein to the Indenture and no provision of this security or of the Indenture shall alter or impair the obligation of the Operating Partnership, which is absolute and unconditional, to pay the principal of and interest on this security, at the time, place and rate, and in the coin or currency, herein and in the Indenture prescribed.

        As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this security may be registered on the Note Register upon surrender of this security for registration of transfer at the office or agency of the Operating Partnership maintained for the purpose in any place where the principal of and interest on this security are payable, duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Operating Partnership and the Note Registrar duly executed by the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new REPS, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. The REPS are issuable only in registered form without coupons in the denominations of $1,000 and integral multiples of $1,000. As provided in the Indenture and subject to certain limitations set forth therein, the REPS are exchangeable for a like aggregate principal amount of REPS of authorized denominations as requested by the Holders surrendering the same.

        No service charge shall be made for any such registration of transfer or exchange, but the Operating Partnership may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith, other than in certain cases provided in the Indenture.

        Prior to due presentment of this security for registration of transfer, the Operating Partnership, the Trustee and any agent of the Operating Partnership or the Trustee may treat the Person in whose name this security is registered as the owner hereof for all purposes, whether or not this security be overdue, and neither the Operating Partnership, the Trustee nor any such agent shall be affected by notice to the contrary.

        The Indenture contains provisions whereby (i) the Operating Partnership may be discharged from its obligations with respect to the REPS (subject to certain exceptions) or (ii) the Operating Partnership may be released from its obligations under specified covenants and agreements in the Indenture, in each case if the Operating Partnership irrevocably deposits with the Trustee money or Government Obligations sufficient to pay and discharge the entire indebtedness on all Notes (including the REPS), and satisfies certain other conditions, all as more fully provided in the Indenture.

        This security shall be governed by and construed in accordance with the laws of the State of New York.

        All terms used in this security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

        Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee under the Indenture by the manual signature of one of its authorized signatories, this security shall not be entitled to any benefits under the Indenture or be valid or obligatory for any purpose.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the Operating Partnership has caused this instrument to be duly executed.

Dated:

                                        AMB PROPERTY, L.P.

[Seal]                                  By AMB PROPERTY CORPORATION,
                                        as General Partner

Attest:                                 By:
                                            ----------------------------------
                                            President


TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Notes of the series
designated therein referred to in the
within-mentioned Indenture.

STATE STREET BANK AND TRUST
COMPANY OF CALIFORNIA, N.A., as Trustee

By:
     ------------------------------
        Authorized Signatory

                                PARENT GUARANTEE

        FOR VALUE RECEIVED, the undersigned hereby, jointly and severally with the Subsidiary Guarantors pursuant to the Subsidiary Guarantee of even date, unconditionally guarantees to the Holder of the accompanying ______% Reset Put Securities ("REPS" SM) due________, 2015-Putable/Callable 2005 (the "REPS") issued by AMB Property, L.P. (the "Operating Partnership") under an Indenture dated as of _________, 1998 (together with the First Supplemental Indenture thereto, the "Indenture") among the Operating Partnership, AMB Property Corporation, certain of the Operating Partnership's subsidiaries and __________, as trustee (the "Trustee"), (a) the full and prompt payment of the principal of and premium, if any, on such REPS when and as the same shall become due and payable, whether at Stated Maturity, by acceleration, by redemption or otherwise, and (b) the full and prompt payment of the interest on such REPS when and as the same shall become due and payable, according to the terms of such REPS and of the Indenture. In case of the failure of the Operating Partnership punctually to pay any such principal, premium or interest, the undersigned hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at Stated Maturity, upon acceleration, by redemption or otherwise, and as if such payment were made by the Operating Partnership. The undersigned hereby agrees, jointly and severally with the Subsidiary Guarantors, that its obligations hereunder shall be as principal and not merely as surety, and shall be absolute and unconditional, and shall not be affected, modified or impaired by the following: (a) the failure to give notice to the Guarantors of the occurrence of an Event of Default under the Indenture; (b) the waiver, surrender, compromise, settlement, release or termination of the payment, performance or observance by the Operating Partnership or the Guarantors of any or all of the obligations, covenants or agreements of either of them contained in the Indenture or the REPSs; (c) the acceleration, extension or any other changes in the time for payment of any principal of or interest or any premium on any REPS or for any other payment under the Indenture or of the time for performance of any other obligations, covenants or agreements under or arising out of the Indenture or the REPSs; (d) the modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in the Indenture or the REPSs; (e) the taking or the omission of any of the actions referred to in the Indenture and in any of the actions under the REPSs; (f) any failure, omission, delay or lack on the part of the Trustee to enforce, assert or exercise any right, power or remedy conferred on the Trustee in the Indenture, or any other action or acts on the part of the Trustee or any of the Holders from time to time of the REPSs; (g) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting the Guarantors or the Operating Partnership or any of the assets of any of them, or any allegation or contest of the validity of the Parent Guarantee in any such proceeding; (h) to the extent permitted by law, the release or discharge by operation of law of the Guarantors from the performance or observance of any obligation, covenant or agreement contained in the Indenture; (i) to the extent permitted by law, the release or discharge by operation of law of the Operating Partnership from the performance or observance of any obligation, covenant or agreement contained in the Indenture; (j) the default or failure of the Operating Partnership or the Trustee fully to perform any of its obligations set forth in the Indenture or the REPSs; (k) the invalidity, irregularity or unenforceability of the Indenture or the REPSs or any part of any thereof; (l) any judicial or governmental action affecting the Operating Partnership or any REPSs or consent or indulgence granted by the Operating Partnership by the Holders or by the Trustee; or (m) the recovery of any judgment against the Operating Partnership or any action to enforce the same or any other circumstance which might constitute a legal or equitable discharge of a surety or guarantor. The undersigned hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, sale, lease or conveyance of all or substantially all of its assets, insolvency or bankruptcy of the Operating Partnership, any right to require a proceeding first against the Operating Partnership, protest or notice with respect to such Notice or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Parent Guarantee will not be discharged except by complete performance of the obligations contained in such REPS and in this Parent Guarantee.

        No reference herein to such Indenture and no provision of this Parent Guarantee or of such Indenture shall alter or impair the guarantee of the undersigned, which is absolute and unconditional, of the full and prompt payment of the principal of and premium, if any, and interest on the REPS.

        THIS PARENT GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        This Parent Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the REPS shall have been executed by the Trustee under the Indenture referred to above by the manual signature of one of its authorized officers. The validity and enforceability of this Parent Guarantee shall not be affected by the fact that it is not affixed to any particular REPS.

        An Event of Default under the Indenture or the REPSs shall constitute an event of default under this Parent Guarantee, and shall entitle the Holders of REPSs to accelerate the obligations of the undersigned hereunder in the same manner and to the same extent as the obligations of the Operating Partnership.

        Notwithstanding any other provision of this Parent Guarantee to the contrary, the undersigned hereby waives any claims or other rights which it may now have or hereafter acquire against Operating Partnership that arise from the existence or performance of its obligations under this Parent Guarantee or any other agreement (all such claims and rights are referred to as "Guarantor's Conditional Rights"), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, any right to participate in any claim or remedy against Operating Partnership, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including without limitation, the right to take or receive from Operating Partnership, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. Guarantor hereby agrees not to exercise any rights which may be acquired by way of contribution under this Parent Guarantee or any other agreement, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from any other guarantor, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such contribution rights. If, notwithstanding the foregoing provisions, any amount shall be paid to any of the undersigned on account of any such Guarantor's Conditional Rights and either (i) such amount is paid to such undersigned party at any time when the indebtedness shall not have been paid or performed in full, or (ii) regardless of when such amount is paid to such undersigned party, any payment made by Operating Partnership to a Holder that is at any time determined to be a Preferential Payment (as defined below), then such amount paid to any of the undersigned shall be held in trust for the benefit of Holder and shall forthwith be paid such Holder to be credited and applied upon the indebtedness, whether matured or unmatured. Any such payment is herein referred to as a "Preferential Payment" to the extent the Operating Partnership makes any payment to Holder in connection with the Note, and any or all of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise.

        To the extent that any of the provisions of the immediately preceding paragraph shall not be enforceable, each of the undersigned agrees that until such time as the indebtedness has been paid and performed in full and the period of time has expired during which any payment made by Operating Partnership or the undersigned to a Holder may be determined to be a Preferential Payment, Guarantor's Conditional Rights to the extent not validly waived shall be subordinate to Holder's right to full payment and performance of the indebtedness and each of the undersigned shall not enforce any of its respective portion of the Guarantors' Conditional Rights until such time as the indebtedness has been paid and performed in full and the period of time has expired during which any payment made by Operating Partnership or the undersigned to Holder may be determined to be a Preferential Payment.

        The obligations of the undersigned to the Holders of the REPSs and to the Trustee pursuant to the Parent Guarantee and the Indenture are expressly set forth in Article 14 of the Indenture and reference is hereby made to the Indenture for the precise terms of the Parent Guarantee and all of the other provisions of the Indenture to which this Parent Guarantee relates.

        All terms in this Parent Guarantee which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

        IN WITNESS WHEREOF, the undersigned has caused this Parent Guarantee to be duly executed.

Dated: .__________, 1998


                                       AMB PROPERTY CORPORATION


                                       By:______________________________________


                                           [Name]
                                       Its:[title]

                              SUBSIDIARY GUARANTEE

        FOR VALUE RECEIVED, each of the undersigned hereby jointly and severally, and jointly and severally with the Parent Guarantor pursuant to the Parent Guarantee of even date, unconditionally guarantees to the Holder of the accompanying ______% Reset Put Securities ("REPS" SM) due________, 2015-Putable/Callable 2005 (the "REPS") issued by AMB Property, L.P. (the "Operating Partnership") under an Indenture dated as of _________, 1998 (together with the First Supplemental Indenture thereto, the "Indenture") among the Operating Partnership, AMB Property Corporation, certain of the Operating Partnership's subsidiaries and __________, as trustee (the "Trustee"), (a) the full and prompt payment of the principal of and premium, if any, on such REPS when and as the same shall become due and payable, whether at Stated Maturity, by acceleration, by redemption or otherwise, and (b) the full and prompt payment of the interest on such REPS when and as the same shall become due and payable, according to the terms of such REPS and of the Indenture. Each of the undersigned hereby agrees, jointly and severally, and jointly and severally with the Parent Guarantor, that its obligations hereunder shall be as principal and not merely as surety, and shall be absolute and unconditional, and shall not be affected, modified or impaired by the following: (a) the failure to give notice to the Guarantors of the occurrence of an Event of Default under the Indenture;
(b) the waiver, surrender, compromise, settlement, release or termination of the payment, performance or observance by the Operating Partnership or the Guarantors of any or all of the obligations, covenants or agreements of either of them contained in the Indenture or the REPSs; (c) the acceleration, extension or any other changes in the time for payment of any principal of or interest or any premium on any REPS or for any other payment under the Indenture or of the time for performance of any other obligations, covenants or agreements under or arising out of the Indenture or the REPSs; (d) the modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in the Indenture or the REPSs; (e) the taking or the omission of any of the actions referred to in the Indenture and in any of the actions under the REPSs; (f) any failure, omission, delay or lack on the part of the Trustee to enforce, assert or exercise any right, power or remedy conferred on the Trustee in the Indenture, or any other action or acts on the part of the Trustee or any of the Holders from time to time of the REPSs; (g) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting the Guarantors or the Operating Partnership or any of the assets of any of them, or any allegation or contest of the validity of the Subsidiary Guarantee in any such proceeding; (h) to the extent permitted by law, the release or discharge by operation of law of the Guarantors from the performance or observance of any obligation, covenant or agreement contained in the Indenture; (i) to the extent permitted by law, the release or discharge by operation of law of the Operating Partnership from the performance or observance of any obligation, covenant or agreement contained in the Indenture; (j) the default or failure of the Operating Partnership or the Trustee fully to perform any of its obligations set forth in the Indenture or the REPSs; (k) the invalidity, irregularity or unenforceability of the Indenture or the REPSs or any part of any thereof; (l) any judicial or governmental action affecting the Operating Partnership or any REPSs or consent or indulgence granted by the Operating Partnership by the Holders or by the Trustee; or (m) the recovery of any judgment against the Operating Partnership or any action to enforce the same or any other circumstance which might constitute a legal or equitable discharge of a surety or guarantor. Each of the undersigned hereby waive diligence, presentment, demand of payment, filing of claims with a court in the event of merger, sale, lease or conveyance of all or substantially all of its assets, insolvency or bankruptcy of the Operating Partnership, any right to require a proceeding first against the Operating Partnership, protest or notice with respect to such Notice or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Subsidiary Guarantee will not be discharged except by complete performance of the obligations contained in such REPS and in this Subsidiary Guarantee.

        No reference herein to such Indenture and no provision of this Subsidiary Guarantee or of such Indenture shall alter or impair the guarantee of the undersigned, which is absolute and unconditional, of the full and prompt payment of the principal of and premium, if any, and interest on the REPS.

        THIS SUBSIDIARY GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        This Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the REPS shall have been executed by the Trustee under the Indenture referred to above by the manual signature of one of its authorized officers. The validity and enforceability of this Subsidiary Guarantee shall not be affected by the fact that it is not affixed to any particular REPS.

        An Event of Default under the Indenture or the REPSs shall constitute an event of default under this Subsidiary Guarantee, and shall entitle the Holders of REPSs to accelerate the obligations of the undersigned hereunder in the same manner and to the same extent as the obligations of the Operating Partnership.

        Notwithstanding any other provision of this Subsidiary Guarantee to the contrary, each of the undersigned hereby waives any claims or other rights which it may now have or hereafter acquire against Operating Partnership that arise from the existence or performance of its obligations under this Subsidiary Guarantee or any other agreement (all such claims and rights are referred to as "Guarantor's Conditional Rights"), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, any right to participate in any claim or remedy against Operating Partnership, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including without limitation, the right to take or receive from Operating Partnership, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. Each Guarantor hereby agrees not to exercise any rights which may be acquired by way of contribution under this Subsidiary Guarantee or any other agreement, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from any other guarantor, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such contribution rights. If, notwithstanding the foregoing provisions, any amount shall be paid to any of the undersigned on account of any such Guarantor's Conditional Rights and either (i) such amount is paid to such undersigned party at any time when the indebtedness shall not have been paid or performed in full, or (ii) regardless of when such amount is paid to such undersigned party, any payment made by Operating Partnership to a Holder that is at any time determined to be a Preferential Payment (as defined below), then such amount paid to any of the undersigned shall be held in trust for the benefit of Holder and shall forthwith be paid such Holder to be credited and applied upon the indebtedness, whether matured or unmatured. Any such payment is herein referred to as a "Preferential Payment" to the extent the Operating Partnership makes any payment to Holder in connection with the Note, and any or all of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise.

        To the extent that any of the provisions of the immediately preceding paragraph shall not be enforceable, each of the undersigned agrees that until such time as the indebtedness has been paid and performed in full and the period of time has expired during which any payment made by Operating Partnership or the undersigned to a Holder may be determined to be a Preferential Payment, Guarantor's Conditional Rights to the extent not validly waived shall be subordinate to Holder's right to full payment and performance of the indebtedness and each of the undersigned shall not enforce any of its respective portion of the Guarantors' Conditional Rights until such time as the indebtedness has been paid and performed in full and the period of time has expired during which any payment made by Operating Partnership or the undersigned to Holder may be determined to be a Preferential Payment.

        Each of the undersigned's liability (an undersigned's "Base Guaranty Liability") shall be that amount from time to time equal to the aggregate liability of the undersigned hereunder, but shall be limited to the lesser of
(A) the aggregate amount of the obligation as stated in the second sentence of
Section 1401 of the Indenture, and (B) the amount, if any, which would not have
(i) rendered the undersigned "insolvent" (as such term is defined in Section 101(29) of the Federal Bankruptcy Code and in Section 271 of the Debtor and Creditor Law of the State of New York, as each is in effect at the date of this Indenture) or (ii) left the undersigned with unreasonably small capital at the time its Guarantee was entered into, after giving effect to the incurrence of existing Debt (as defined in the Indenture) immediately prior to such time, provided that, it shall be a presumption in any lawsuit or other proceeding in which the undersigned is a party that the amount guaranteed is the amount set forth in (A) above unless a creditor, or representative of creditors of the undersigned or a trustee in bankruptcy of the undersigned, as debtor in possession, otherwise proves in such a lawsuit that the aggregate liability of the undersigned is limited to the amount set forth in (B). In making any determination as to the solvency or sufficiency of capital of the undersigned in accordance with the previous sentence, the right of the undersigned to contribution from other Guarantors, to subrogation and any other rights the undersigned may have, contractual or otherwise, shall be taken into account.

        The obligations of the undersigned to the Holders of the REPSs and to the Trustee pursuant to the Subsidiary Guarantee and the Indenture are expressly set forth in Article 14 of the Indenture and reference is hereby made to the Indenture for the precise terms of the Subsidiary Guarantee and all of the other provisions of the Indenture to which this Subsidiary Guarantee relates.

        All terms in this Subsidiary Guarantee which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

        IN WITNESS WHEREOF, the undersigned has caused this Subsidiary Guarantee to be duly executed.

Dated: .__________, 1998


                                        AMB PROPERTY II, L.P.
                                        LONG GATE LLC.


                                        AMB PROPERTY CORPORATION, as general
                                        partner and manager


                                        By:_____________________________________


                                            [Name]
                                        Its:[title]

                                  ABBREVIATIONS

        The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM--as tenants in common  UNIF GIFT MIN ACT--______ Custodian______

        TEN ENT--as tenants by the entireties         (Cust)     (Minor)
        JT TEN--as joint tenants with right of     Under Uniform Gifts to Minors
              survivorship and not as            Act__________________________
              tenants in common                         (State)

        Additional abbreviations may also be used though not in the above list.

                           ---------------------------

FOR VALUE RECEIVED, the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------------

-----------------------------------



--------------------------------------------------------------------------------
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE



--------------------------------------------------------------------------------
the within security and all rights thereunder, hereby irrevocably constituting and appointing


______________________________________________________________________ Attorney
to transfer said security on the books of the Operating Partnership with full power of substitution in the premises.

Dated:

        ---------------------------

        Notice: The signature to this assignment must correspond with the name as it appears upon the face of the within security in every particular, without alteration or enlargement or any change whatever.

                [FORM OF SCHEDULE FOR ENDORSEMENTS ON GLOBAL REPS
                     TO REFLECT CHANGES IN PRINCIPAL AMOUNT]


                                   Schedule A

                   Changes to Principal Amount of Global REPS


========================================================================================

                 Principal Amount of REPS
                 by which this Global REPS
                    is to be Reduced or
                 Increased, and Reason for      Remaining Principal Amount     Notation
     Date          Reduction or Increase            of this Global REPS        Made by
--------------   -------------------------      --------------------------    ----------

--------------   -------------------------      --------------------------    ----------

--------------   -------------------------      --------------------------    ----------

--------------   -------------------------      --------------------------    ----------

--------------   -------------------------      --------------------------    ----------

--------------   -------------------------      --------------------------    ----------

--------------   -------------------------      --------------------------    ----------

--------------   -------------------------      --------------------------    ----------

========================================================================================